SUPPLEMENT NO. 1
                              DATED JULY 29, 2002
                      TO THE PROSPECTUS DATED MAY 1, 2002
                    FOR THE COLLEGE RETIREMENT EQUITIES FUND

NEW POLICY ON CREF GLOBAL EQUITIES ACCOUNT TRANSFERS

THE FOLLOWING DESCRIBES OUR NEW POLICY TO DISCOURAGE MARKET TIMING THAT WILL AFFECT TRANSFERS INTO AND OUT OF THE CREF GLOBAL EQUITIES ACCOUNT. THE PARAGRAPH BELOW SUPPLEMENTS THE RELEVANT INFORMATION CONTAINED UNDER THE HEADING "HOW TO TRANSFER AND WITHDRAW YOUR MONEY":

Beginning October 1, 2002, we will not accept any transfer requests into or out of the CREF Global Equities Account submitted electronically (i.e., over the Internet, by telephone, or by fax) between 2:30 p.m. and 4:00 p.m. Eastern time. All those transfer requests will be rejected. (We will, however, give you the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close.

CHANGE IN CREF GROWTH ACCOUNT BENCHMARK

THE REFERENCES IN THE PROSPECTUS TO THE CREF GROWTH ACCOUNT'S BENCHMARK INDEX UNDER THE HEADINGS "CREF'S DUAL INVESTMENT MANAGEMENT STRATEGY(SM)" AND "GROWTH ACCOUNT" ARE REVISED TO REFLECT THE FOLLOWING CHANGE IN BENCHMARK INDEX:

Effective October 2002, the benchmark index for the CREF Growth Account is the Russell 1000(R) Growth Index.

CLARIFICATION OF CREF SOCIAL CHOICE ACCOUNT INVESTMENT STRATEGY

THE FOLLOWING SUPPLEMENTS AND AMENDS THE RELEVANT TEXT IN THE PROSPECTUS UNDER THE HEADING "SOCIAL CHOICE ACCOUNT" THAT DESCRIBES THE SOCIAL CHOICE ACCOUNT'S INVESTMENT STRATEGY THAT TOOK EFFECT JULY 1, 2002:

Since July 1, 2002, the equities portion of the account seeks to track the returns and overall investment characteristics of the Russell 3000 Index. The fixed income portion of the account seeks to track the returns and duration of the Lehman Brothers Aggregate Bond Index. Both the equities and fixed income portions of the account will primarily invest in companies included in the BMSI.


[TIAA CREF LOGO]                                                CREF Supp-1 8/02